UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 25, 2006
             (Date of earliest event reported): (September 25, 2006)

                      Revlon Consumer Products Corporation
             (Exact name of Registrant as specified in its Charter)


        Delaware                          33-59650                13-3662953
----------------------------            ------------        --------------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
     of incorporation)                  File Number)        Identification No.)


                   237 Park Avenue
                  New York, New York                         10017
--------------------------------------------------------------------------------
       (Address of principal executive offices)           (Zip code)


                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)


                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

On September 25, 2006, Revlon, Inc. ("Revlon" and together with Revlon Consumer Products Corporation ("RCPC"), Revlon's wholly owned operating subsidiary, the "Company") issued a press release (the "Press Release") regarding, among other things, an organizational streamlining and restructuring, the discontinuation of its Vital Radiance brand, the Company's preliminary estimate of its third quarter 2006 financial results, its expectations as to its full-year and longer-term outlook, and that RCPC is seeking an amendment to its existing bank credit agreement, dated as of July 9, 2004 (as amended by Amendment No. 1, dated as of February 15, 2006, and Amendment No. 2 dated as of July 28, 2006).

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02. In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 2.02 and the Press Release shall be deemed to be "furnished" and not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 7.01       Regulation FD Disclosure.

The Press Release referred to in Item 2.02 above is attached hereto as Exhibit
99.1 and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the Press Release shall be deemed to be "furnished" and not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press Release of Revlon, Inc., dated September 25, 2006 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on September 25,
                         2006)



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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        REVLON CONSUMER PRODUCTS CORPORATION

                                        By: /s/ Robert K. Kretzman
                                        ----------------------------------------
                                        Robert K. Kretzman
                                        Executive Vice President, Chief Legal
                                        Officer, General Counsel and Secretary


Date: September 25, 2006



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

                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

Exhibit 99.1 Press Release of Revlon, Inc., dated September 25, 2006. (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on September 25, 2006)




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